Exhibit 99.1

WORLD WIDE

GROWTH

1968

2004

AUTOMATIC DATA COLLECTION

IMAGE ACQUISITION SYSTEMS

ADVANCED OPTICAL TECHNOLOGY

Forward-Looking Statements

Some of the statements that the Company will make during this conference call contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. While the Company believes that its expectations in making these statements are reasonable, actual results could vary materially from expectations as a result of a number of factors, including, but not limited to, the acceptance of new products, including, but not limited to Stratos, by its customers; foreign currency exchange rate fluctuations between the U.S. dollar and other major currencies including the euro; and difficulties or delays in the development, production, testing and marketing of its products. For a more detailed list and description of some of these risks and uncertainties, please see the reports filed by Metrologic with the Securities and Exchange Commission. Metrologic disclaims any intention or obligation to update or revise any forward-looking statements.

Page #2

Benny Noens

CEO and President

Review of Fourth Quarter and Full Year 2004 Results February 2005

Page #3

Q404 and FY 2004 Overview

3 Mos Full Year

Revenues $53.1 + 27% $178.0 +29%

Net Income $ 8.7 + 66% $ 22.7 +63%

FD EPS $0.38 + 65% $0.99 +38%

Revenues + 20% sequentially

Record profits for the quarter and full year

Strong top line growth after 18% increase last year

Page #4

Metrologic: Global Presence: Global Prospects

Success Factors

Effective execution

Low cost production

Quality products

Local presence

Brand name recognition

Page #5

Expanding With Markets and Market Share

Strong markets Expansion – opening new locations

North American operations – separate from headquarters

Page #6

Innovative Products & Recognized Industry Leadership

New product: Focus

Integrating Omniplanar technology Significant Tier I wins Wincor Nixdorf Alliance Diversified business portfolio

AOS

Industrial Scanning

Intellectual property/barriers to entry

Page #7

Mark Schmidt

SVP – Worldwide Marketing

Sales History by Quarter

2002 2003 2004 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 $27.3 $29.2 $27.7 $31.6 $31.9 $31.9 $53.1

$44.2 $41.0 $41.7 $39.7 $32.6

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

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$US (millions)

Scanner Hardware Market Share $140 $120 $100 $80 $60 $40 $20 $-

Scanner Revenue Share

4.0% $74 5.3% $80 5.7% $76 6.7% $83 7.1% $105 7.8% $129 9.0% 8.0%

7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

1999 2000 2001 2002 2003 2004

Market: $1,847 $1,515 $1,327 $1,240 $1,494 $1,658

* Data Source: Venture Development Corp through 2003; 2004 is Metrologic estimate

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$US (millions)

Sales by Segment $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0

QUARTERLY YTY

27.4% $200.0 $180.0 $160.0 $140.0 $120.0 $100.0 $80.0 $60.0 $40.0 $20.0 $0.0

ANNUAL YTY

28.9%

4Q03 4Q04

2003 2004

POS/OEM

INDUSTRIAL

AOA

2004 Highlights:

POS/OEM: + 24% Successful HH strategy: Voyager® VoyagerCG® Eclipse® VoyagerBT® Growth in ALL POS lines INDUSTRIAL + 36% Strong Integration Sales: United Airlines (Nov 03) USPS APPS (Nov 02) Omniplanar

OPTICAL SYSTEMS + 66% Proprietary Beam Control Precision Optical

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$US (millions)

Sales by Geography

QUARTERLY YTY

27.4% $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0

4Q03 4Q04

NA

SA

EMEA

Asia/ROW

AOA

ANNUAL YTY

$200.0

28.9%

$180.0 $160.0 $140.0 $120.0 $100.0 $80.0 $60.0 $40.0 $20.0

$0.0

2003 2004

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$US (millions)

North America – POS/OEM

QUARTERLY YTY

$8.2

4Q03 $12.1

4Q04 $16.0 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0

$US (millions)

Highlights:

Repeat Tier 1 Retail Customers (9) Key Retail Accounts added Consistent Channel Performance

ANNUAL YTY

$33.5

2003 $39.7

2004 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0

$US (millions)

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Europe, Middle East, Africa

QUARTERLY YTY

$25.0 $20.0 $15.0 $10.0 $5.0 $0.0 $17.9

4Q03 $21.3

4Q04 $US (millions)

ANNUAL YTY

$80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 $57.5

2003 $70.8

2004 $US (millions)

Highlights:

Tier 1 Retail End-user traction Geographic Reach Reverse Vending Opportunity

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Asia-Pac & ROW

QUARTERLY YTY

$7.0 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 $5.3

4Q03 $6.4

4Q04 $US (millions)

ANNUAL YTY

$25.0 $20.0 $15.0 $10.0 $5.0 $0.0 $15.0

2003 $21.4

2004 $US (millions)

Highlights:

Geographic Expansion Organizational Expansion Traction in Japan

Page #15

Kevin Bratton

CFO

Income Statement

Q4 04 Q4 03 Change FY 04 FY 03

Sales 53,109 41,702 + 27% 177,955 138,011

Gross profit $ 23,768 18,400 + 29% 81,728 58,357

Gross profit        % 44.8% 44.1% 70bp 45.9% 42.2%

Operating profit 8,870 8,195 +8% 31,689 20,144

Net income 8,709 5,236 + 66% 22,680 13,881

EPS (diluted) $0.38 $0.23 + 65% $0.99 $0.72

Page #17

Gross Profit        %

Factors:

Product Mix Cost Reduction

Increased Production at Suzhou Volume Increases

60% 40% 20% 0%

35.8%

42.2%

45.9%

44.1%

44.8%

2002 2003 2004 Q403 Q404

Operating Income – By Quarter $10 $8 $6 $4 $2 $0

US $ (in millions) $0.9

*Q202 $1.6

Q302 $3.1

Q402 $3.6

Q103 $3.8

Q203 $4.6

Q303 $8.2

Q403 $8.6

Q104 $7.0

Q204 $7.2

Q304 $8.9

Q404

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3.

Operating Income – By Year

$30

$20

$10

$0

US $ (in millions)

$5.6

5.0%

*2002

$20.1

14.6%

2003

$31.7

17.8%

2004

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3.

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Net Income – By Quarter $10 $9 $8 $7 $6 $5 $4 $3 $2 $1 $0

US$ (in millions)

$0.3

*Q202 $0.3

Q302 $1.7

Q402 $3.8

**Q103 $2.2

Q203 $2.7

Q303 $5.2

Q403 $5.1

Q104 $4.2

Q204 $4.7

Q304 $8.7

Q404

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3. ** Includes one time or non-recurring items aggregating income of approximately $1.9M.

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Net Income – By Year $25 $20 $15 $10 $5 $0

US$ (in millions)

$1.7

2002 $13.9

2003(1) $22.7

2004

(1) Includes one time or non-recurring items aggregating income of approximately $1.9M.

Page #22

Balance Sheet

Dec 31, 2003 Dec 31, 2004

Cash 48,817 64,715

Other current assets 49,791 63,387

Total current assets 98,608 128,102

Net PPE 16,940 19,468

Other assets 24,352 44,957

Total assets 139,900 192,527

Short term debt 5,207 16,265

Other current liabilities 19,289 28,519

Total current liabilities 24,496 44,784

Long term debt 320 2,015

Other liabilities 7,476 7,712

Stockholders’ equity 107,608 138,016

Total liabilities and stockholders’ equity

139,900

192,527

Page #23

Benny Noens

CEO and President

Guidance

2001 2002 2003 2004 **2005

Sales 112,011 115,806 138,011 177,955 211,000

Gross profit $ 28,484 41,421 58,357 81,728 98,000

Gross profit        % 25.4% 35.8% 42.3% 45.9% 46.5%

Operating profit (loss) (8,956) 5,619 20,144 31,689 40,000

Net income (loss) (7,777) 1,675 13,881 22,680 24,250

EPS (.47) .10 .72 .99 1.04

**2005 is projected based on the mid-range of the company’s published guidance

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Our Strategy is Working $250 $200 $150 $100 $50 $0

Sales US$ (in millions)

17.5% CAGR

$36 $42 $47 $53 $66 $80 $92 $112 $116 $138 $178 $211

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

*2005

*Projections based on mid-range of the company’s published guidance

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